Research Agreement

Mediphotonics Development Co LLC and Research Foundation CUNY

Exhibit

99.1 COLLABORATIVE RESEARCH AND DEVELOPMENT AGREEMENT dated March 15, 2005 by and between the Company and RFCUNY

This Research Agreement is made and entered into as of the 15 TH day of March, 2005 ("Effective Date") by and between Mediphotonics Development Company, a New York State Limited Liability Company and subsidiary of Mediscience Technology Corporation, with offices located at 101 West 31st Street, New York, New York 10001 (hereinafter referred to as "MPD") and The Research Foundation of the City University of New York on the behalf of the Center for Advanced Technology at the City University of New York, with offices located at 555 West 57th Street, New York, New York 10019 (hereinafter referred to as "Foundation"). MPD or Foundation may be referred to individually as "Party" or jointly as "Parties" in this agreement.
                                     WHEREAS

     A. MPD presently owns certain rights to the existing software, design, supporting patents and development of prototype CD-Ratiometer instruments for screening and detecting cervical, oral and gastro intestinal cancers and other potential detection applications.

     B. MPD is interested in research activities leading to the modification of the CD-Ratiometer and CD-Map to couple to micro-endoscope for native fluorescence measurements of breast ducts.

     C. Foundation has and continues to develop valuable and unique scientific approaches to problems relating to the CD-Ratiometer and is ready, willing and able to conduct research activities for the research described in the Statement of Work attached hereto and incorporated herein as Appendix A ("Research");

THEREFORE, in consideration of the premises and mutual covenants contained herein and intending to be legally bound thereby MPD and the Foundation agree to work together to adapt the current CD-Ratiometer and/or CD-Map to couple to a micro-endoscope for native fluorescence measurements of breast ducts. Both Parties agree to provide the services to each other set forth in the Statement of Work.

1.   Period of Performance:
     ---------------------
     The term of this Research Agreement shall begin on April 1, 2005 and shall end on September 30, 2005, unless terminated sooner. This Agreement may be extended or renewed by the Parties hereto. In the event of a breach of any

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     material provision hereunder, either Party may terminate this Research
     Agreement by thirty days prior written notice to the other Party. Termination of this contract shall not affect the rights and obligations of the Parties, which shall have accrued prior to termination, including, without limitation, the confidentiality obligations set forth herein.

2.   Consideration:
     -------------
     MPD agrees to pay the Foundation $70,000. This payment shall be made in accordance with the terms outlined in the "Budget and Payment Schedule" annexed hereto as Appendix B, which is incorporated herein and made a part hereof. It is further agreed that the amounts shown in the respective budget categories are estimates and that reasonable changes from item to item within the budgeted amount will be acceptable. MPD will pay Foundation one-half of the budgeted amount, that is, $35,000, within five (5) days after both parties have executed this Agreement. The remaining budgeted amount will be paid according to the Payment Schedule contained in the Budget. Receipt of funds in accordance with the Payment Schedule is a condition precedent to Foundation's obligations under this Agreement. In conjunction with MPD's committed funds, the CUNY Center for Advanced Technology in Photonics Applications (CAT) will provide matching funds of up to $14,000 in support of this Agreement.

3.   Future Activities:
     -----------------
     Based on mutual accomplishments related to this research, both Parties agree to mutually consider and discuss acceptable arrangements for future follow-on activities.

4.   Proprietary Data & Confidentiality:
     ----------------------------------
     All proprietary data and confidential information of either Party, which may be exchanged under this Research Agreement, shall remain the property of the disclosing Party. Under no circumstances shall the exchange of such information between the Parties be construed as a grant of any right or license by the disclosing Party, express or implied, with respect to any patent, copyright, invention, discovery or improvement, or any application therefore. This Agreement shall have no force and effect unless and until

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     the Mutual Non-Disclosure Agreement attached hereto and incorporated herein as Appendix C, has been fully executed by both Parties

5.   Ownership and Patents:
     ---------------------
     Foundation shall have sole and exclusive ownership rights to any invention of a product, device, process, or method, whether patentable or not (an "Invention") arising out of the Research subject to the right of MPD to take an exclusive, or non-exclusive, royalty-bearing license to the Invention, as set forth herein.

     a) Foundation grants to MPD the right of first review with respect to any Invention, discovered from the performance of the Research, under the following terms:

          (i) Foundation shall notify MPD, in writing, of the Invention and provide MPD with sufficient detail to evaluate the Invention.

          (ii) MPD shall have forty-five (45) days after such notification to evaluate the Invention and notify Foundation, in writing that MPD desires to license the Invention.

          (iii) Upon notification by MPD of its desire to acquire rights to the Invention, the Parties shall negotiate in good faith for a period not to exceed sixty (60) days, in an effort to arrive at terms and conditions satisfactory to the Parties for the license by MPD of the Invention.

          (iv) If the Parties do not reach such agreement within said sixty (60) day period, or if MPD fails to notify Foundation within the forty-five (45) day period, or if MPD decides not to acquire the rights to the Invention, Foundation shall be free to deal with the Invention as the Foundation in its discretion may decide, and Foundation shall have no further obligations to MPD with respect to the Invention.

          (v) The right of first review, as presented herein, shall terminate at the earlier of the a) first anniversary of the Effective Date or b) the termination of this Contract.

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     (b)  With respect to inventions which MPD has elected to take an exclusive, or non-exclusive, royalty-bearing license, as provided in this Section 5:

          (i) MPD shall be responsible for the preparation, filing, and prosecution of all patent applications covering any Invention arising out of the Research, as well as all costs and fees associated therewith from and after the effective date of such license. Foundation shall reasonably assist MPD in the preparation, filing, and prosecution of such patent application;

          (ii) MPD shall also have responsibility for filing all applications which may be required by health or regulatory authorities relating to the products arising from the Research. All costs and expenses associated with such filings shall be borne by MPD.

6.   Publications:
     ------------
     The Foundation shall have the exclusive right to publish the results of the research and development conducted under this Agreement.

7.   Indemnification:
     ---------------
     Each Party agrees to indemnify and hold the other Party harmless from and against all claims, demands, liabilities, damages and expenses (including reasonable attorney's fees) arising directly or indirectly out of the work performed under this Agreement due to the negligent or tortious conduct of the Party or its agents or affiliates. The indemnified Party agrees: to promptly notify the indemnifying Party of any indemnified claim; provide the indemnifying Party with a copy of all papers served on the indemnified Party; that the indemnifying Party shall fully control the defense and settlement of the indemnified claim; and, to cooperate as reasonably requested in the defense.

8.   Insurance:
     ---------
     Should MPD exercise its option under Section 5 herein, MPD shall maintain at its expense, in full force and effect a policy or policies of: general liability insurance for bodily injury and property damage, and products liability insurance. In no event shall the insurance policy limits be less than $1,000,000 per occurrence for property damage and bodily injury and

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     products liability. Each policy shall be obtained from an insurer licensed, or authorized, to do business in the State of New York and the insurer shall have a Best's rating of no less that B+. Each insurance policy will name the Research Foundation of CUNY and City University of New York as additional insured parties and will contain a clause requiring the insurer to give Foundation at least 30 days prior written notice of any alteration in the terms of such policy or the cancellation, thereof.

9.   Assignments:
     -----------
     Neither Party to this Agreement shall assign its rights and obligations to any third Party without the prior written consent of the other Party. Any assignment or attempt to assign in the absence of such prior written consent, shall be void and without effect.

10.  Entire Agreement:
     ----------------
     This Research Agreement contains the entire understanding of the Parties with respect to the subject matter hereof. This Agreement may not be amended, or any term hereof modified, other than by a written instrument executed by authorized representatives of both Parties hereto.


11.  Severability:
     ------------
     If any one or more of the provisions of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.


12.  Waiver:
     ------
     The failure of any Party hereto to insist upon strict performance of any provision of this Agreement or to exercise any right hereunder will not constitute a waiver of that provision or right.


13.  Governing Law:
     -------------

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     This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York, United States of America, without regard to the choice of laws provisions thereof.

14.  Notices:
     -------
     Notice is sufficiently given if it is in writing and is delivered personally or by registered mail, postage prepaid, addressed to the Party at the address identified herein. Notice shall be deemed given when received. A Party may designate a different address by written notice to the other Party.

     (a) in the case of Foundation to: Research Foundation of CUNY 555 West 57th Street, 11th Floor New York, New York 10019 Attention: Legal Department

     (b) and, in the case of MPD to: Michael Engelhart, Mediphotonics Development Co LLC,101 West 31st Street, New York, NY 10001

15.  Independent Contractors:
     -----------------------
     MPD and Foundation shall at all time act as independent Parties and nothing contained in this Agreement shall be construed or implied to create an agency or partnership. Neither Party shall have the authority to contract or incur expenses on behalf of the other.

16.  Warranties:
     ----------
     THE FOUNDATION AND THE CITY UNIVERSITY OF NEW YORK, MAKE NO WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE RESULTS OF THE PROJECT RESEARCH OR OF THE MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF SUCH RESEARCH OR RESULTS. FOUNDATION AND THE CITY UNIVERSITY OF NEW YORK SHALL NOT BE LIABLE FOR ANY DIRECT, CONSEQUENTIAL, OR OTHER DAMAGES SUFFERED BY MPD OR ANY OTHER PARTY AS A RESULT OF THE CONDUCT OF THE RESEARCH. ALL WARRANTIES MADE OR TO BE MADE IN CONNECTION WITH THE RESEARCH SHALL BE MADE BY MPD THEREOF AND NONE OF SUCH WARRANTIES SHALL DIRECTLY OR INDIRECTLY BY

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     IMPLICATION OBLIGATE IN ANY WAY THE FOUNDATION, THE CITY UNIVERSITY OF NEW
     YORK OR ANY OF ITS AGENTS.

     Each Party warrants and represents to the other that it has full authority to enter into this Agreement, and to fully perform its obligations hereunder, and that neither has made nor will it make any commitments to others in conflict with or in derogation of this Agreement without the express written approval and participation of the other party.

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                               Research Agreement

Mediphotonics Development Co LLC and Research Foundation CUNY

In witness whereof, the Parties have caused there duly authorized representative to execute this Research Agreement as of the above written date.

Mediphotonics Development Company         The Research Foundation of CUNY on
                                          Behalf of The Center for Advanced
                                          Technology at the City University
                                          of New York
By:   /s/ Peter Katevatis Esq             By:   /s/ Richard F. Rothbard
     -------------------------                 -------------------------
Name:  Peter Katevatis Esq                Name: Richard F. Rothbard
Title:  Chairman/CEO                      Title:   President
Date:    March 15, 2005                   Date:    _____________________


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                                  Attachment A
                                Statement of Work

Mediphotonics Development Co LLC and Research Foundation CUNY

            [Ommitted out as a matter of corporate confidentiallity]



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                                  Attachment B
                            Budget and Payment Terms

Mediphotonics Development Co LLC and Research Foundation CUNY


            [Ommitted out as a matter of corporate confidentiallity]

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                                  Attachment B
                        Budget and Payment Terms (cont.)

Mediphotonics Development Co LLC and Research Foundation CUNY

                                PAYMENT SCHEDULE
--------------------------------------------------------------------------------
                           Date Due                               Payment Amount
--------------------------------------------------------------------------------
Phase I: Payment due upon execution of the Research                  $35,000
                          Agreement
--------------------------------------------------------------------------------
            Phase II: Payment due by June 15, 2005                   $30,000
--------------------------------------------------------------------------------
          Phase III: Payment due by August 15, 2005                   $5,000
--------------------------------------------------------------------------------
                      Total Payment Due                              $70,000
--------------------------------------------------------------------------------


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                                  Attachment C
                         Mutual Non-Disclosure Agreement

Mediphotonics Development Co LLC and Research Foundation CUNY

            [Ommitted out as a matter of corporate confidentiallity]

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                                  Attachment C
                         Mutual Non-Disclosure Agreement

Mediphotonics Development Co LLC and Research Foundation CUNY

            [Ommitted out as a matter of corporate confidentiallity]

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                                  Attachment C
                         Mutual Non-Disclosure Agreement

Mediphotonics Development Co LLC and Research Foundation CUNY

            [Ommitted out as a matter of corporate confidentiallity]

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                                  Attachment C
                         Mutual Non-Disclosure Agreement

Mediphotonics Development Co LLC and Research Foundation CUNY

            [Ommitted out as a matter of corporate confidentiallity]



          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date set forth below.


     Mediphotonics Development Co. LLC              Research Foundation of CUNY
     By: /s/ Peter  Katevatis Esq.                  By: /s/ Richard F.  Rothbard
     Name: Peter Katevatis Esq.                     Name: Richard F. Rothbard
     Title:   Chairman/CEO                          Title: President
     Date:  March 15, 2005                          Date: March 15, 2005

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